UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2018

United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue SE, Cedar Rapids, Iowa	52401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 16, 2018, United Fire Group, Inc. (the "Company" or "UFG") held its 2018 Annual Meeting of Shareholders (the "Annual Meeting") in Cedar Rapids, Iowa.
All of the director nominees were elected and all of the other proposals submitted to the Company's shareholders were approved. The following are the final voting results for each proposal presented at the meeting.
Proposal 1: Elect four Class C Directors to serve three-year terms expiring in 2021.

Director Nominee		Number of Shares
Name	Class	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Christopher R. Drahozal	C	20,750,401	614,566	39,155	1,453,204
Jack B. Evans	C	20,721,146	641,660	41,316	1,453,204
Sarah Fisher Gardial	C	21,285,199	80,168	38,755	1,453,204
George D. Milligan	C	20,730,803	630,953	42,366	1,453,204
Proposal 2: Ratify the Audit Committee's appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2018.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
22,098,709	749,969	8,649	—
Proposal 3: Shareholder advisory vote to approve the compensation of the Company’s named executive officers.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
20,884,730	495,069	24,324	1,453,204
Item 7.01. Regulation FD Disclosure.
The shareholder presentation attached as Exhibit 99.1 to this Current Report on Form 8-K was used at the 2018 Annual Meeting of Shareholders. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Effective May 16, 2018, the Company announced elections of new officers for its subsidiary United Fire & Casualty Company. A copy of the Company’s press release announcing the voting results of the Annual Meeting and election of new officers is attached as Exhibit 99.2 to this Current Report on Form 8-K. The information in this Item 7.01 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Shareholder Presentation from the Annual Meeting of Shareholders on May 16, 2018
Exhibit 99.2	Press Release of United Fire Group, Inc. dated May 18, 2018
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	May 18, 2018	/s/ Randy A. Ramlo
Randy A. Ramlo, President and Chief Executive Officer

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